CONSECO FUND GROUP
                       CONSECO CONVERTIBLE SECURITIES FUND

               Supplement Dated January 11, 1999 to the Prospectus
                for Class A, B and C Shares dated October 1, 1998

THE FOLLOWING LANGUAGE IS ADDED TO THE SECTIONS UNDER "ALTERNATIVE PRICING ARRANGEMENTS" WHICH ADDRESS WAIVERS OF SALES CHARGES RELATING TO CLASSES A, B AND C (PAGES 15 AND 16):

ALTERNATIVE PRICING ARRANGEMENTS

WAIVER OF CLASS A INITIAL SALES CHARGE

O by an omnibus account established by a sponsor for tax-qualified employee benefit plans where the sponsor provides recordkeeping services for the plans, and has entered into an agreement with the Distributor in connection with such account;


WAIVERS OF THE CONTINGENT DEFERRED SALES CHARGE FOR CLASS B AND CLASS C

o redemptions from an omnibus account established by a sponsor for tax-qualified employee benefit plans where the sponsor provides recordkeeping services for the plans, and has entered into an agreement with the Distributor in connection with such account;